Exhibit 99.1

ITC Holdings Corp. 2008 Analyst Day September 17, 2008

This presentation contains certain statements that describe our management's beliefs concerning future business conditions and prospects, growth opportunities and the outlook for our business and the electricity transmission industry based upon information currently available. Such statements are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as "anticipates", "believes", "intends", "estimates", "expects", "projects" and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our annual report on Form 10-K and our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission from time to time. Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in our discussion in this presentation and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise. Safe Harbor Language and Legal Disclaimer

ITC Overview Joseph L. Welch Capital Expenditures & Operations Jon E. Jipping Regulatory & Policy Landscape Linda H. Blair Financial & Development Update Edward M. Rahill Changing Energy Landscape Joseph L. Welch Regional Transmission Vision Joseph L. Welch Agenda

ITC Holdings Corp. Overview Joseph L. Welch Chairman, President and CEO

ITC is the first and largest fully independent electric transmission company in the U.S. ITC is the sixth largest transmission company in the U.S. based on transmission load served Who is ITC?

Who Is ITC? ITC was established in March 2003 when DTE Energy sold transmission subsidiary ITCTransmission July 2005 listed on the New York Stock Exchange under ticker symbol "ITC" October 2006 completed acquisition of Michigan Electric Transmission Company, LLC (METC) METC system covers bulk of remainder of Michigan's Lower Peninsula December 2007 ITC Midwest LLC acquired transmission assets of Interstate Power & Light Company (IP&L) Actively seeking opportunities to build, own, operate and maintain transmission in Kansas, Oklahoma and Texas Rate regulation by the Federal Energy Regulatory Commission (FERC) for all operating utilities

Management and Employees Public Stockholders ITC System Statistics 100% Total System Peak Load = 25,000 + 12,745 MW 9,469 MW 3,100+ MW Service Area Southeastern Michigan Lower Peninsula of Michigan Portions of Iowa, Minnesota, Illinois and Missouri Total Transmission Miles = 14,900 More than 2,700 Approximately 5,400 Approximately 6,800 Membership Midwest ISO Midwest ISO Midwest ISO Assets Acquired March 1, 2003 October 10, 2006 December 20, 2007

ITC's Current Footprint Current service territory States in which ITC has utility status Michigan Iowa Minnesota Missouri Illinois Kansas Oklahoma

Capital Expenditure & Operations Jon E. Jipping Executive Vice President and COO

Key assumptions Base plan is needed investment, supported by federal and state policy to rebuild and upgrade our existing electric transmission systems Timeframe: 2008 - 2017; amounts are in 2008 dollars Generator interconnects are in addition to the base plan, based on historical network upgrades and drop-out rate of generators in the queue ITC 10 Year Capital Expenditure Plan (1)

Risks and considerations Conservation and efficiency programs could impact load forecasts, pushing some upgrades beyond 2017 Short term weather in Michigan and economics have had an impact on load forecast "FutureGen" projects could add significant investments for new renewable generation in Michigan, including off-shore wind farms "FutureGen" projects could partially off-set some base plan or generator interconnection upgrades Regulatory proceedings for project approvals and siting matters have impact on the plan, especially on timing Generator Interconnection queue projects are not definitive; some large requests may drop out Large coal plants face substantial opposition ITC 10 Year Capital Expenditure Plan

ITC's goal is best-in-class system performance for all operating subsidiaries Michigan systems achieved top decile performance for sustained outages ITCTransmission is top decile in momentary outages while METC is top quartile 2008 SGS Transmission Reliability Benchmarking Study * Excludes external cause outages 2007 Average Circuit Outages: Sustained and Momentary (1) Operational Excellence

"...thunderstorms ripped through the region from June 6 to June 15. During that time, an estimated 720,000 DTE Energy and Consumers Energy customers lost power..." Detroit Free Press, July 1, 2008 Series of summer storms in June & July Over 1 million Detroit Edison and Consumers Energy distribution customers without power Many customers without power 24-72 hours; some in SE Michigan out for 7 days ITC sent crews to perform distribution restoration for AEP, Consumers Energy and Detroit Edison METC System Performance 5 sustained outages over the 2 weeks of storms Failed structures: broken poles, collapsed towers; trees blown into line; failed insulators Excellent field response ITCTransmission System Performance 2 momentary outages on June 21; no sustained outages, no other outages during storm period Stellar system performance reinforcing our approach on maintenance, vegetation management and infrastructure improvements Excellent Performance During Storms

From ITC's new state of the art Operations Control Room: Employees monitor the "health" of Michigan's transmission system 24x7 Coordinate with field crews to energize and de-energize equipment for maintenance and construction work Completed over 1,400 Equipment Outage Requests in 2007 Control Room staffed by NERC- certified Transmission System Coordinators (TSC) Once certified, TSC must complete 32 hours of annual emergency training and 200 hours of NERC-approved CEHs over 3 years ITC utilizes a simulator which replicates the Control Room for TSC, qualification exams, drills and system restoration training Operations Control Room

NERC completed an operational Readiness Evaluation of ITCTransmission and METC in April 2008 and concluded that: We have adequate facilities, processes and procedures to operate reliably Our operators, support staff and management are knowledgeable and competent Evaluation Team recognized ITC for "outstanding physical security for its buildings and hardened area" (control center) and recommended our security program for an industry Example of Excellence Highly integrated security monitoring system used to facilitate 24x7 monitoring of critical and key sites including corporate HQ, operations center and substations Critical substations protected by a variety of physical security measures including: perimeter fence with barb wire, cameras, motion detection and access control devices HQ facility equipped with layered access control devices and access into the hardened area; additional security measures include a tailgate-proof "pod" and biometric identification Operational Readiness and Security

Academics Apprentices obtain an Associates Degree from an approved institution 100% reimbursed for a "C" average or better Field Training

ULC Employee Training Academics OTJ - On The Job Academic Field Training Continuing Education Training Field Training

Continuing to ramp up operations Have hired 65 ITC employees ULC staffing is approximately 75 employees for field activities Operational control of 69 kV and above on schedule for December transition Capital construction projects underway Substation work to support wind farms Line rebuilds and upgrades FERC approved ITC Midwest Attachment FF on August 7 100% reimbursement for generators' network upgrades to connect to grid Enhances wind development ITC Midwest Integration

Dedicated Perry facility June 30 Dedicated Dubuque facility August 21 Completing construction on Albert Lea and Iowa City Office locations Warehouse locations (including Dubuque) Iowa City Albert Lea Lakefield Cedar Rapids Perry Dubuque Des Moines St. Paul Iowa City Acquired existing facility in Lakefield, Minnesota to complete warehouse fleet Albert Lea ITC Midwest Facilities/Warehouses

Cedar Rapids Flood Damage

ITC Midwest Flood Recovery

Regulatory & Policy Landscape Linda H. Blair Executive Vice President and CBO

Typical State Regulated Electric Utility ITCTransmission, METC & ITC Midwest Rates and Rate Setting Fixed rates between multi-year rate cases Rate increases require formal rate cases in which prudence must be affirmatively defended Rate making process is often adversarial and protracted and may delay recovery of costs Formula Rate (Attachment O) FERC approved rate- setting mechanism Annual adjustment to rates based projected revenue requirement Transmission charges comprise a small proportion of customers' bills 7% (1) Regulation Allowed ROE State / federal regulation Potentially multiple state jurisdictions FERC jurisdiction only for rate regulation Typical ROE in the 9% - 11% area FERC-approved ROE with 60% equity treatment ITCTransmission 13.88% METC 13.38% ITC Midwest 12.38% (1) Source: EIA Annual Energy Outlook 2007 Energy Outlook. Regulatory Structure, Investment Incentive

Attachment O Formula Rate Calculation Allowed Return Operating Expenses Taxes and Depreciation & Amortization Revenue Requirement + + Establish Rate Base Weighted Average Cost of Capital Allowed Return + Step 2 Step 3 Step 1 Revenue Requirement Network Load Attachment O Calculated Rate Revenue Credits - Forward looking Attachment O is a FERC-approved cost-of-service rate setting mechanism that is applied annually on a prospective basis to determine the rate charged for transmission service Formula Inputs: Projected expenses, including depreciation and amortization, and network load Projected rate base including capital investments, accumulated deferred income tax adjustments and certain regulatory assets Capital structure

Energy Policy Landscape Dialogue focused on the need for transmission to facilitate renewables Reduce dependency on foreign oil Reduce carbon emissions from coal National focus on need for transmission Congressional hearing Proposed legislation T. Boone Pickens PR campaign National Association of Regulatory Utility Commissioners Renewable portfolio standard (RPS) mandates in over 30 states Trade group agendas In order to facilitate renewables, discussion and debate focused on: Need for a regional transmission grid Federal siting of transmission Regional cost allocation Energy landscape is rapidly changing, resulting in a notable increase in the dialogue and support to invest in regional high voltage transmission and remove impediments

State RPS Requirements


MN: 25% by 2025
(Xcel: 30% by 2020)
VT: RE meets load growth by 2012
ME: 30% by 2000
10% by 2017 - new RE
WA: 15% by 2020
OR: 25% by 2025 (large utilities)
5% - 10% by 2025 (smaller utilities)
ND: 10% by 2015
NH: 23.8% in 2025
WI: requirement varies by utility; 10% by 2015 goal
MA: 4% by 2009 +
1% annual increase
MT: 15% by 2015
RI: 16% by 2020
CT: 23% by 2020
NV: 20% by 2015
IA: 105 MW
NY: 24% by 2013
CO: 20% by 2020 (IOUs)
10% by 2020 (co-ops & large munis)
IL: 25% by 2025
NJ: 22.5% by 2021
CA: 20% by 2010
PA: 18% by 2020
MO: 11% by 2020
MD: 9.5% in 2022
NC: 12.5% by 2021 (IOUs)
10% by 2018 (co-ops & munis)
AZ: 15% by 2025
DE: 20% by 2019
NM: 20% by 2020 (IOUs)
10% by 2020 (co-ops)
DC: 11% by 2022
VA: 12% by 2022
TX: 5,880 MW by 2015
State RPS
State Goal
HI: 20% by 2020
Solar water heating eligible

26

Transmission Superhighway Nation is in need of a transmission backbone that will support electric reliability, a competitive market and interconnection of all generation sources Transmission is a bipartisan issue "We need an interstate transmission superhighway system." - Suedeen G. Kelly (D) "Modernizing the electric infrastructure is an urgent national problem, and one we all share." - Kevin M. Kolevar (R) ITC, as a fully independent transmission company, is well-positioned to serve as an industry leader and un-biased non- market participant

Q&A

Financial & Development Update Edward M. Rahill Senior Vice President & CFO

ITC has predictable financial results driven by formulaic rate setting Attachment O rate setting mechanism ensures that ITCTransmission, METC, and ITC Midwest earn their allowed return on capital investment Rates reflect changes in operating costs and investments in property, plant and equipment when placed in service Growth in rate base coupled with attractive regulatory ROE and leverage at ITC drives earnings growth Capital structure of 40% debt/60% equity ratio at ITCTransmission, METC and ITC Midwest, and 70% debt/capital ratio at ITC provides incremental ROE in the low 20s Funding of capital program through retained earnings after dividends and with new debt raised at operating companies allows ITC to maintain current capital structure Cash generative nature of business supports dividend in addition to expected earnings growth Financial Highlights

Committed to both earnings and dividend growth Annualized dividend of $1.22/share payable quarterly ITC intends to grow the dividend annually (1) Committed to maintaining investment grade ratings at holding company and operating subsidiaries Moody's affirmed ITC, ITCTransmission and METC ratings on January 11, 2008 S&P affirmed ITC, ITCTransmission and METC ratings on July 25, 2008 (2) Moody's S&P Rating Outlook Rating Outlook ITC Holdings Baa3 BBB- Stable ITCTransmission A3 BBB+ Stable METC A3 BBB Stable ITC Holdings Corp. and Subsidiaries Credit Ratings ITC Midwest A3 A- Stable Positive Positive Positive Positive Subject to the discretion of our board of directors and dependent on various factors including, among other things, net income, financial condition, cash requirements and future prospects. S&P changed the outlook from Positive to Stable Dividends and Investment Grade Ratings

SAFE Agreement ITC entered into a sales agency financing agreement (SAFE) with the Bank of New York in June 2008 Purpose of the continuous or "trickle" equity product is to give ITC the ability to issue small amounts of common stock to manage its capital structure and ready access to equity to finance projects currently being explored ITC may offer and sell up to an aggregate of $150,000,000 of its common stock from time to time under the Agreement Selling periods are from 1 to 20 days Issuance amount is up to $40 million during each selling period Shares of common stock sold under the Agreement will be offered at market prices prevailing at the time of sale Agreement is in effect for three years

Financial Highlights 2007 June YTD 2008 2006 ($ in Millions)

Growth Drives Value Capital investments drive earnings growth ($ in millions) Diluted EPS Net Property, Plant & Equip. $513.7 $603.6 $1,197.9 $1,960.4 $2,114.6

Earnings Growth 2008 Diluted EPS guidance of $2.00 to $2.05 Expectation of low double digit growth in earnings on average into the next decade Long term growth depends on: Timeliness of capital investments Execution of capital expenditure plans at ITCTransmission, METC and ITC Midwest Longer term growth depends on opportunities in: Great Plains region 765 kV project Regional transmission opportunities

From 1/1/08 through 9/09/08 ITC had the highest total return to shareholders compared to the Dow Jones Utility companies Year to Date Stock Performance

ITC Growth and Shareholder Value Time Earnings Per Share Base (Rebuild existing systems) Renewables Regional In addition to creating value for our customers through the lower cost of energy, ITC's goal is to create shareholder value by aggressively pursuing growth opportunities through a three-pronged growth strategy

Potential Strategic Development Capital Expenditure Risks The cost and timing of development opportunities are preliminary and will be impacted by: Federal and State regulatory approvals Siting and permitting Attaining appropriate cost allocation Actual cost and availability of transmission components and land acquisition at the time of construction

ITC Great Plains pursuing approvals needed to build two new transmission projects in Kansas KETA Project: a 185 mile long high voltage line running between Spearville, Kansas and Axtell, Nebraska KCC has approved amended certificate Kansas V-Plan: another 180 mile line connecting Spearville to Wichita, Kansas which is the northern portion of the Southwest Power Pool's (SPP) "X Plan" ITC Great Plains entered into an agreement with Sunflower and MKEC to build two of the three sections Offered Westar opportunity to build third section Next steps (1) V-Plan: KCC approval of ITC's ammended certificate 2008 Both projects: Included in SPP balanced portfolio to qualify for regional cost sharing Late 2008 or 2009 FERC filing for regional tariff 2009 KCC siting 2010 In service Late 2011 or 2012 Corporate Development Update ITC Great Plains - Kansas (1) Timing of next steps are preliminary estimates and could change.

Corporate Development Update ITC Great Plains - EHV Overlay Plan SPP EHV Overlay Total miles - 2,850 of 765 and 500kV Total cost - $ 8 billion States included: Kansas Oklahoma Texas Arkansas Missouri Mileage and cost includes KETA and V-Plan projects Steps required SPP approval Utility Status in various states Oklahoma (received 9/11/08) Kansas amended certificate Texas FERC filing for super regional rates State siting

Corporate Development Update Great Lakes 765kV Project Approximately 700 miles(1) of 765 kV Roughly 60% in Michigan and 40% in Ohio Connects four new stations with two existing 765 kV stations in Ohio and Michigan Project can be completed in phases over many years Total Estimated Cost: $2.6 billion(1) Because a 765kV loop will provide substantial interregional benefits, the costs for such a project may be eligible for regional cost recovery Next steps Finalize partnership structure with AEP 2008 MISO/PJM approval 2009 FERC filings 2009 Siting 2010-2011 Construction Late 2011-2017 All estimates (mileage and cost) are very preliminary and are subject to change based on several things including but not limited to; actual routing, right of way procurement, construction timing, project design, and the cost of raw materials. Timing of next steps are preliminary estimates and could change. 765 kV transmission infrastructure is part of a larger vision plan

Corporate Development Update Other Opportunities ITC is continuing to look for opportunities on a nationwide basis

Potential Strategic Development Capital Expenditure Opportunities (1) 2010 2011 2012 2013 2014 2015 2016 2017 Refer to appendix for more information regarding projected capital investments. Estimated Timing of Construction Expenditures

Total Capital Expenditure Opportunities (1) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Refer to appendix for more information regarding projected capital investments. Estimated Timing of Construction Expenditures

Changing Energy Landscape Joseph L. Welch Chairman, President & CEO

Demand for electricity continues to grow; expected to increase 30% by 2030 Increasing population Shifting population centers / urban sprawl Increased dependence on electricity for every-day lives Sources: U.S. Department of Energy, Energy Information Administration, Annual Energy Review 2006 and Annual Energy Outlook 2008 Early Release * Electricity demand projections based on expected growth between 2006-2030 * Electricity demand projections based on expected growth between 2006-2030 * Electricity demand projections based on expected growth between 2006-2030 * Electricity demand projections based on expected growth between 2006-2030 Growing Demand

30-year trend of underinvestment 70% of transmission lines are 25 years or older 70% of power transformers are 25 years or older 60% of circuit breakers are more than 30 years Source: http://www.globalenvironmentfund.com/GEF%20white%20paper_Electric%20Power%20Grid.pdf Source: http://www.globalenvironmentfund.com/GEF%20white%20paper_Electric%20Power%20Grid.pdf Aging Infrastructure

Source: http://www.eia.doe.gov/conf_pdfs/Monday/owens.pdf Source: http://www.eia.doe.gov/conf_pdfs/Monday/owens.pdf Mounting Reliability Issues

Lack of system investment has led to increased congestion With increased congestion comes inefficiency In 1970 transmission and distribution losses were about 5% In 2001 losses grew to 9.5%, due to heavier utilization and congestion Source: http://www.energetics.com/gridworks/grid.html (A DOE website) Inefficiencies

We have an elephant-sized problem and I'll try to describe that to you in five bites: We operate today's system closer to the edge than ever before... 2. Demand for electricity is growing... We're already heavily dependent on natural gas in some regions of the country with respect to reliability... We need a transmission network to support the amount of renewable energy options that are available to us... We're sitting on the precipice of climate change legislation, which will change all of that. So, it is in that context that we believe that the grid will be threatened unless we build the transmission infrastructure that is necessary to support renewable resources like wind, that will enable us to locate new clean coal facilities -- or even the gas facilities -- to locate them in places in which the grid will be able to withstand that so that we can meet the load requirements as they grow and have a reliable system... - Richard P. Sergel, president and CEO of the North American Electric Reliability Corporation (NERC) Don't Take My Word For It...

Blackout of 2003 Changing Use of the Grid No longer local use Increased attention to global warming and energy policy U.S. is no longer only significant influence in energy consumption Changing Landscape

Policymakers are calling for the industry to look at new sources for energies and technologies Many of these new sources and technologies are not possible without a robust transmission grid Changing Sources, Technologies

Wind has been made popular with this changing landscape, but it requires transmission and does not come without challenges Resource rich regions vs. states without wind Individual state RPS goals Variability of wind Significant barriers to entry Wind - Renewable But Variable

Public sentiment shift against coal, but eliminating all usage of coal is not the answer Grid can make coal more efficient, more environmentally friendly Mine-mouth coal Requires grid Less wasted in transport Environmental mitigation Environmental mitigation Environmental mitigation Environmental mitigation Environmental mitigation Environmental mitigation Environmental mitigation Environmental mitigation Environmental mitigation Environmental mitigation Environmental mitigation Mine-Mouth Coal

Nuclear requires transmission grid Must be located near water France and Japan have developed model for grouped, modular facilities Not many utilities have capital resources to build nuclear facilities Nuclear

Source: Edison Electric Institute, FERC Form 1 Significant Capital Required to Build Generation

New Energy Technologies Wind Energy Solar Biofuels Ethanol Energy Efficiency Demand Response Clean Coal Technology Mine-mouth Coal Nuclear Transmission is the common denominator that enables all of these technologies

Regional Transmission Vision

ITC is looking at ways to address the issue in the long-term Studying benefits of an extra-high voltage, such as 765kV, regional transmission network Actively working to get those projects identified and built Regional Transmission Vision

765 kV reduces line losses, which means less burning of fuel and reduced air emissions ITC/AEP project would ultimately realize 250 MW in reduced losses on peak Enough to power 250,000 average homes 765kV = Green Power

765kV = Greater Efficiency 765 kV provides greatest capacity increases with least land consumption One 765 kV facility can carry as much power as six 345 kV lines Reduced right-of-way need lowers cost as well as impacts to consumers and to environment

Regional Transmission Vision Current Footprint and Additional Growth ITC's current footprint: Michigan Iowa Minnesota Missouri Illinois Kansas Oklahoma Existing AEP 765kV transmission lines Midwest ISO ("MISO") regional transmission vision PJM portion of MISO vision Southwest Power Pool ("SPP") regional transmission vision SPP EHV Overlay Project

Why Invest in ITC? Only Pure Play Electric Transmission Business FERC-only Ratemaking Considered Among the Best Rate Constructs in the US Formulaic Rate Design with Forward Test Year Minimizes Regulatory Lag Automatic True-Up Ensures We Earn Our ROE Substantial Growth Opportunities to Upgrade Our Existing Systems Capital Structure Provides Incremental ROE in the Low 20s Incremental Growth Outside Our Current Service Territories 765 kV MISO Expansion Plan Investment Grade Capital Structure Minimal Business Risk Responsible Dividend Track Record of Delivering on Capex Top Quartile Operator Management Team Has Delivered Shareholder Value

Q&A

Appendix

Capital Expenditures Based on ITC's studies, ITCTransmission, METC and ITC Midwest see the need to spend approximately $2.9 billion over the ten year period 2008 to 2017 to (1) rebuild existing transmission property, plant and equipment, (2) upgrade the system to take into account demographic changes in our footprint that have impacted transmission load and the changing role that transmission plays in meeting the needs of the wholesale market, including accommodating either the siting of new generation or to increase import capacity in response to expected growth in peak electrical demand, and (3) invest property, plant and equipment for the primary benefit of relieving congestion in the transmission system in our footprint. Additionally ITC has identified additional potential strategic development opportunities for transmission construction related to our Great Lakes 765kV Project, interconnections for wind and other generation resources, investment opportunities through ITC Grid Development and super regional opportunities. However, ITC's capital expenditures may be lower than anticipated for any reason, including, among other things, regulatory approvals, the impact of weather conditions, union strikes, labor shortages, material and equipment prices and availability, our ability to obtain financing for such expenditures, if necessary, limitations on the amount of construction that can be undertaken on our system at any one time or regulatory approvals for reasons relating to environmental, siting or regional planning issues or as a result of legal proceedings and variances between estimated and actual costs of construction contracts awarded. The allocation of our budgeted investments among ITCTransmission's, METC's, and ITC Midwest's transmission systems remains contingent on our assessment of market conditions and opportunities and other factors. Therefore, future investments in ITC's systems may be higher or lower than currently planned.